SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 15, 2000

                                SCI Systems, Inc.
             (Exact Name of Registrant as Specified in its Charter)




          Delaware                        0-2251                 63-0583436
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)




               2101 West Clinton Avenue, Huntsville, Alabama 35805
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (256) 882-4800



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Item 5.       Other Events


         On March 15, 2000, SCI Systems, Inc. (the "Company") consummated the issuance and sale of $575,000,000 of its 3% convertible subordinated notes due 2007 (the "Notes"). The Notes were issued under the Subordinated Indenture dated as of March 15, 2000 (the "Indenture") between the Company and Bank One Trust Company, National Association, as trustee (the "Trustee"), and the Supplemental Indenture No. 1 dated as of March 15, 2000 between the Company and the Trustee (the "Supplemental Indenture") to the Indenture.

         A copy of the Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)     Exhibits

                      4.1 Supplemental Indenture No. 1, dated as of March 15, 2000, to the Subordinated Indenture dated as of March 15, 2000 and between the parties hereto, between SCI Systems, Inc. and Bank One Trust Company, National Association, as Trustee, relating to the 3% convertible subordinated notes due 2007 of SCI Systems, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SCI SYSTEMS, INC.


Dated:  April 4, 2000            By: /s/ Michael M. Sullivan
                                 Name:   Michael M. Sullivan
                                 Title:  Corporate Secretary and General Counsel